UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 1, 2005

Hillenbrand Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 State Route 46 East, Batesville, Indiana		47006-8835
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 934-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 1, 2005 the Board of Directors of Hillenbrand Industries, Inc. (NYSE:HB) ratified its Compensation and Management Development Committee’s approval to accelerate the vesting of certain unvested and "underwater" stock options previously awarded to employees, officers and other eligible participants that had exercise prices per share of $50.48 or higher.

The primary purpose of the accelerated vesting of these options is to reduce the Company’s future reported compensation expense upon the planned adoption of Statement of Financial Accounting Standards (SFAS) No. 123(R), "Share Based Payment," in the first quarter of 2006. Additionally, the underwater stock options may not be fully achieving their original objectives of incentive compensation and employee retention. Therefore, it is possible the acceleration may have a beneficial effect on employee morale and retention. The Company’s Board of Directors believes that the acceleration of the underwater options is in the best interests of the Company and its Shareholders.

This announcement is more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

Item 8.01 Other Events.

On September 1, 2005, the Board of Directors of the Company approved changes to the Corporate Governance Standards for the Board of Directors and to the charters for each of the Audit, Compensation and Management Development, Nominating/Corporate Governance and Finance Committees of the Board of Directors based on the recommendations of the Nominating/Corporate Governance Committee and the other Board committees. The revised Corporate Governance Standards and committee charters are filed as exhibits to this Form 8-K and will be posted on the Company's website at www.hillenbrand.com as soon as practicable. Following is a summary of certain of the changes to these governance documents. The summary does not describe all of the changes, and you should refer to the documents filed as exhibits to this Form 8-K.

The Corporate Governance Standards for the Board of Directors have been revised to:
• Require executive sessions of the Board and each of its independent committees without management at each regularly scheduled meeting of the Board;
• Limit the number of public company boards on which a director may sit to four without approval by the Board;
• Provide that no more than half of the members of the Board may be over seventy years of age;
• Conform the independence criteria set forth in the Corporate Governance Standards to the revised independence standards of the New York Stock Exchange effective in June 2005, which revised standards would not have affected the Board's most recent analysis of the independence of its members; and
• Provide that any related party transactions between the Company or any of its subsidiaries and any director or executive officer of the Company must be reviewed and pre-approved by the Nominating/Corporate Governance Committee.

The Audit Committee Charter has been revised to:
• Clarify the scope of review of financial statements regarding significant accounting policies, off-balance sheet transactions, special purpose entities, transactions with affiliated companies and related parties and regulatory and accounting initiatives;
• Provide for review and discussion with management and the external auditors of the quarterly financial statements;
• Provide that the Audit Committee must review annually the Independence Standards Board Standard No. 1 letter disclosing all relationships between the external auditor and the Company;
• Provide that the Audit Committee must review management's report on internal control over financial reporting and the report of the external auditors on management’s assessment of internal control over financial reporting prior to the filing of the Form 10-K;
• Clarify that any firm that prepares or issues an audit report or performs other audit, review or attest services shall report directly to the Audit Committee and that the Audit Committee shall have ultimate authority to approve all audit engagement fees and terms;
• Clarify that the Audit Committee may delegate to its Chairman the authority to pre-approve non-audit services between regularly scheduled meetings provided that such approvals are reported to the Audit Committee at the next committee meeting;
• Provide that the Audit Committee shall obtain from the external auditors in connection with any audit, a report relating to the Company's annual audited financial statements describing all critical accounting policies and practices to be used and related information; and
• Provide that the Audit Committee shall promote an organizational culture that encourages commitment to compliance with the law and use good faith efforts to assure that corporate information and reporting systems exist that are adequate to assure that appropriate information as to compliance matters comes to its attention in a timely manner as a matter of ordinary operations.

The Nominating/Corporate Governance Committee Charter has been revised to:
• Provide that the Nominating/Corporate Governance Committee is responsible for assessing, at least annually, the compensation package for members of the Board of Directors and recommending changes to the Board of Directors;
• Provide that the Nominating/Corporate Governance Committee is responsible for making recommendations with respect to composition of Board committees;
• Provide that the Nominating/Corporate Governance Committee shall assess the adequacy of and make recommendations to the Board regarding directors’ and officers’ insurance coverage;
• Provide that the Nominating/Corporate Governance Committee shall review and make recommendations to the Board regarding any shareholder proposals; and
• Provide that the Nominating/Corporate Governance Committee must pre-approve any related party transactions between the Company or any of its subsidiaries and any director or executive officer.

The Compensation and Management Development Committee Charter has been revised to provide that this committee is responsible for ensuring that all aspects of executive compensation are clearly and comprehensively disclosed in the Company's proxy statements.

The Finance Committee Charter has been revised to clarify this committee's oversight role in investor relations.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Hillenbrand Industries, Inc. Corporate Governance Standards for Board of Directors.
99.1 Press release dated September 7, 2005 issued by the Company.
99.2 Charter of Audit Committee of Board of Directors.
99.3 Charter of Nominating/Corporate Governance Committee of Board of Directors.
99.4 Charter of Compensation and Management Development Committee of Board of Directors.
99.5 Charter of Finance Committee of Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hillenbrand Industries, Inc.

September 7, 2005	By:	Gregory N. Miller

Name: Gregory N. Miller
Title: Senior Vice President and Chief Financial Officer

Hillenbrand Industries, Inc.

September 7, 2005	By:	Richard G. Keller

Name: Richard G. Keller
Title: Vice President - Controller and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

10.1	Hillenbrand Industries, Inc. Corporate Governance Standards for Board of Directors.
99.1	Press release dated September 7, 2005 issued by the Company.
99.2	Charter of Audit Committee of Board of Directors.
99.3	Charter of Nominating/Corporate Governance Committee of Board of Directors.
99.4	Charter of Compensation and Management Development Committee of Board of Directors.
99.5	Charter of Finance Committee of Board of Directors.